Exhibit 21
SUBSIDIARIES OF THE BRINK’S COMPANY
AS OF December 31, 2021

(The subsidiaries listed below are owned 100%, directly or indirectly, by The Brink’s Company unless otherwise noted.)

Company	Jurisdiction of Incorporation
The Pittston Company	Delaware
Glen Allen Development, Inc.	Delaware
Liberty National Development Company, LLC (32.5%)	Delaware
New Liberty Residential Urban Renewal Company, LLC (17.5%)	New Jersey
Pittston Services Group Inc.	Virginia
Brink’s Holding Company	Delaware
Brink’s, Incorporated (“BI”)	Delaware
Brink’s Delaware, LLC	Delaware
PAI Midco, Inc.	Delaware
Payment Alliance Processing Corporation	Delaware
Payment Alliance International, Inc.	Delaware
Vantage Technical Services, Inc.	Delaware
PAI Digital, LLC	Delaware
Brink’s Express Company	Illinois
Brink’s Global Payments, LLC	Delaware
Brink’s Finance Holding Company, LLC	Delaware
Brink’s Capital Holding Company, LLC	Delaware
Brink’s Capital, LLC	Delaware
Brink’s Capital Canada Holding Company Limited	Canada
Brink’s Capital Canada Limited	Canada
Brink’s Complete Holding Company, LLC	Delaware
Brink's Capital Mexico, S.A. de C.V., S.D.F.O.M., E.N.R. (98%)	Mexico
Brink’s St. Lucia Ltd. (26%)	St. Lucia
Security Services (Brink’s Jordan) Company Ltd (95%)	Jordan
Servicio Pan Americano de Proteccio n S.A. de C.V. (“Serpaprosa”) (by Trust, BI is Settlor of Trust) (99.75%)	Mexico
Inmobiliaria, A.J., S.A. de C.V. (99.75%)	Mexico
Operadora Especializada de Transportes, S.A. de C.V. (99.75%)	Mexico
Procesos Integrales en Distribucion y Logistica, S.A. de C.V. (99.75%)	Mexico
Brink’s Security International, Inc. (“BSI”)	Delaware
Brink’s Cash Corporate Services (UK) Limited	U.K.
Brink’s Si International Logistics Group Limited	U.K.
Retail Financial Consulting Limited (12.5%)	U.K.
Retail & Financial Services Limited (12.5%)	U.K.
SBS Partnership Limited (12.5%)	U.K.
Brink’s Si International Logistics (Holding) Limited	U.K.

Company	Jurisdiction of Incorporation
Brink’s Si Logistics Minorities Limited	U.K.
Brink's Si International Logistics (Switzerland) AG	Switzerland
Brink’s Si International Logistics Middle East LLC (40%)	Dubai (UAE)
Brink’s Si International Logistics (Middle East) FZE	Dubai (UAE)
G4S International Logistics (Middle East) DMCC	Dubai (UAE)
Brink's Si International Logistics (Hong Kong) Limited (99.9%)	Hong Kong
Brink’s Si International Logistics (Shanghai) Co Limited	China
G4S International Logistics Holdings (Thailand) Limited (48.99%)	Thailand
G4S International Logistics (Thailand) Limited (51%)	Thailand
Brink’s Si International Logistics (Australia) Pty Limited	Australia
Brink’s Brokerage Company, Incorporated	Delaware
Brink’s C.l.S., Inc.	Delaware
Brink’s Cambodia, Inc.	Delaware
Brink’s Global Services International, Inc	Delaware
Brink’s Global Services KL, Inc.	Delaware
Brink’s Global Services USA, Inc.	Delaware
Brink’s International Management Group, Inc.	Delaware
Brink’s Network, Incorporated	Delaware
Brink’s Myanmar, Limited	Delaware
Brink’s Vietnam, Incorporated	Delaware
Brink’s Asia Pacific Limited	Hong Kong
Brink’s Australia Pty Ltd.	Australia
Brink’s Belgium S.A.	Belgium
Cavalier Insurance Company Ltd.	Bermuda
Brink’s Global Services FZE	Dubai (UAE)
Brink’s Diamond Title DMCC	Dubai (UAE)
Brink’s Gulf LLC (49%)	Dubai (UAE)
Brink’s Beteiligungsgesellschaft mbH	Germany
Brink’s Global Services Deutschland GmbH	Germany
Brink’s Far East Limited	Hong Kong
Brink’s Ireland Limited	Ireland
Brink’s ATM Services Limited	Ireland
Brink’s Holdings Limited	Israel
Brink’s (Israel) Limited (70%)	Israel
Brink’s Blue Ltd (70%)	Israel
Brink’s Global Services S.r.L.	Italy
Brink’s Japan Limited	Japan
Brink’s Luxembourg S.A.	Luxembourg
Brink’s Security Luxembourg S.A.	Luxembourg

Company	Jurisdiction of Incorporation
BK Services S.a.r.l.	Luxembourg
Brink’s Cash Solutions (Luxembourg) S.a.r.l.	Luxembourg
Brink’s Alarm & Security Technologies	Luxembourg
Brink’s Baltics AS	Estonia
Brink’s Estonia OÜ	Estonia
UAB Brink’s Lithuania	Lithuania
AS Brink’s Latvia	Latvia
Brink’s Global Services	Mexico
Brink’s International, C.V. (“BICV”, BSI is General Partner)	Netherlands
Inversiones Brink’s Chile Limitada (BICV is beneficial owner)	Chile
Brink’s Global Payments Chile, SpA	Chile
Brink’s Global Services Chile SpA	Chile
Servicios Ejecutivos y de Consultoria SpA	Chile
Servicios Integrales Valor Agregado SpA (“SIVA SPA”)	Chile
Brink’s Chile, S.A. (BICV is beneficial owner)	Chile
Centro De Capacitaciόn Aprendizaje Y Desarrollo SpA	Chile
Brink’s de Colombia S.A. (BICV is beneficial owner)	Colombia
Domesa de Colombia S.A.	Colombia
e-Pago de Colombia S.A.	Colombia
Procesos & Canje S.A.	Colombia
Sistema Integrado Multiple de Pago Electronicos S.A. (“SIMPLE S.A.”)(25%)	Colombia
Proteccion de Valores, S.A.	Colombia
Transportadora de Valores del Sur Limitada	Panama
TVS Pagos, Recaudos y Procesos S.A.S.	Colombia
Brink’s Canada Holdings, B.V. (BICV is beneficial owner)	Netherlands
Brink’s Canada Limited	Canada
Brink’s Dutch Holdings, B.V. (BICV is beneficial owner)	Netherlands
Brink’s Solutions Holdings B.V.	Netherlands
Brink’s Cash Management (NL) B.V.	Netherlands
Brink’s Solutions Nederland B.V.	Netherlands
SecurCash B.V.	Netherlands
Brink’s Hellenic Holdings, B.V. (“BHH”)	Netherlands
Athena Marathon Holdings, B.V. (“AMH”)	Netherlands
Apollo Acropolis Holdings, B.V. (“AAH”)	Netherlands
Brink’s Bolivia S.A.	Bolivia
Hermes Delphi Holdings, B.V, (“HDH”)	Netherlands
Zeus Oedipus Holdings, B.V. (“ZOH”)	Netherlands

Company	Jurisdiction of Incorporation
Brink’s Hellas Commercial S.A. – Information Technology Services (“Brink’s Hellas SA”) (14.3% each BHH, AMH, AAH, HDH, ZOH, Brink’s Dutch Holdings, B.V., Brink’s Canada Holdings, B.V.)	Greece
Brink’s Cash & Valuable Services S.A. (“Brink’s Cash & Valuable Services SA”)	Greece
Brink’s Security Services SA (“Brink’s Security Services SA”)	Greece
Novacon-Brink’s-Labolaget Joint Venture (34%)	Greece
Brink’s Mykonos Societe Anonyme Private Security Service Enterprise (51%)	Greece
Brink’s Aviation Security Services S.A. (“Brink’s Aviation Security Services S.A.”) (70%)	Greece
Hellenic Central Station SA - Reception & Processing Centre of Electronic Signals (“Hellenic Central Station”) (10%)	Greece
BHM Human Resources Mexico Holding, S.A. de C.V.	Mexico
Brink’s Servicios Administrativo	Mexico
BM Control y Administracion de Personal, S.A. de C.V.	Mexico
Brink’s Argentina S.A.	Argentina
Brink’s Seguridad Corporativa S.A. (99.6%)	Argentina
Maco Litoral S.A.	Argentina
Maco Transportadora de Caudales S.A.	Argentina
Brink’s India Private Limited	India
Brink’s Asia Holding (NL) B.V	Netherlands
PT BRINKS SOLUTIONS INDONESIA (83.85%)	Indonesia
PT Indonesia Cash Systems (83.85%)	Indonesia
Brinks Mongolia LLC (51%)	Mongolia
Brink’s RUS Holding B.V.	Netherlands
Limited Liability Company Brink’s Management	Russian Federation
Limited Liability Company Brink’s	Russian Federation
Servicio Pan Americano de Proteccion C.A. (61%, BICV is beneficial owner)	Venezuela
Aeropanamericano, C.A. (61%)	Venezuela
Aero Sky Panama, S.A. (61%)	Panama
Artes Graficas Avanzadas 98, C.A. (61%)	Venezuela
Blindados de Zulia Occidente, C.A. (61%)	Venezuela
Blindados de Oriente, S.A. (61%)	Venezuela
Blindados Panamericanos, S.A. (61%)	Venezuela
Blindados Centro Occidente, S.A. (61%)	Venezuela
Documentos Mercantiles, S.A. (61%)	Venezuela
Instituto Panamericano, C.A. (61%)	Venezuela
Intergraficas Panama, S.A. (61%)	Panama
Panamericana de Vigilancia, S.A. (61%)	Venezuela
Transportes Expresos, C.A. (61%)	Venezuela
Tepuy Inmobiliaria VII, C.A.	Venezuela

Company	Jurisdiction of Incorporation
Brink’s Panama S.A.	Panama
Business Process Intelligence Inc.	Panama
Brink’s Global Services Poland Sp.zo.o.	Poland
Brink’s International Holdings AG	Switzerland
Brink’s Holding (Hong Kong) Limited	Hong Kong
Brink’s Cash Solutions (Hong Kong) Limited	Hong Kong
Bolivar Business S.A.	Panama
Domesa Courier Corporation	Florida
Panamerican Protective Service Sint Maarten, N.V.	Sint Maarten
Radio Llamadas Panama, S.A.	Panama
Servicio Panamericano de Proteccion (Curacao), N.V.	Curacao
Domesa Curacao, N.V.	Curacao
Domesa, N.V.	Aruba
Servicio Panamericano de Vigilancia (Curacao), N.V.	Curacao
Brink’s France SAS	France
Brink’s (Mauritius) Ltd	Mauritius
Brink’s Antilles SAS	Guadeloupe (FR)
Brink’s Controle Securite Reunion S.A.R.L.	La Réunion (FR)
Brink’s Evolution SAS	France
Les Goelands S.A.S.	France
Temis Conseil & Formation (“TEMIS Formation S.A.R.L.")	France
Brink’s Formation S.A.R.L.	France
Brink’s Payment Services SAS	France
Absiservices SAS	France
Brink’s Madagascar S.A. (60%)	Madagascar
Brink’s Maroc S.A.S.	Morocco
Brink’s Process Outsourcing, SAS	France
Brink’s Reunion S.A.R.L.	La Réunion (FR)
Cyrasa Servicios de Control SA	Spain
Maartenval NV	Sint Maarten
Security & Risk Management Training Centre Ltd	Mauritius
Brink’s Solutions Belgium	Belgium
Brink’s Cash Services (Ireland) Limited	Ireland
Brink’s Cash Solutions Holding (NL) B.V.	Netherlands
Brink’s Cash Solutions (CZ) a.s.	Czech Republic
Brink’s Cash Solutions Services (CZ) s.r.o.	Czech Republic
Brink’s Cash Solutions (RO) SRL	Romania
Brink’s Secure Solutions (RO) SRL	Romania
Brink’s Services (RO) SRL	Romania

Company	Jurisdiction of Incorporation
Brink’s Cyprus (Private Security Services) Limited	Cyprus
T.I.S. Total Integrated Services Limited (50%)	Cyprus
G4S Aviation (Cyprus) Limited	Cyprus
Brink’s Global Holdings B.V.	Netherlands
A.G.S. Groep B.V.	Netherlands
AGS Freight Watch B.V.	Netherlands
Brink’s Regional Services B.V.	Netherlands
Brink’s Trading Ltd.	Israel
DDX Trading NV (25.25%)	Belgium
Brink’s Global Services Antwerp	Belgium
Brink’s Global Services Pte. Ltd.	Singapore
Brink’s Kenya Limited	Kenya
Brink’s Switzerland Ltd.	Switzerland
Brink’s Diamond & Jewelry Services BVBA	Belgium
Transpar – Brink’s ATM Ltda.	Brazil
BGS – Agenciamento de Carga e Despacho Aduaneiro Ltda.	Brazil
BSL – Brink’s Solucoes Logisticas Ltda.	Brazil
Brink’s-Seguranca e Transporte de Valores Ltda.	Brazil
Union Security Servicos de Seguranca e Transporte de Valores Ltda.	Brazil
BVA-Brink’s Valores Agregados Ltda.	Brazil
Trustion Tecnologia Ltda. (51%)	Brazil
Brink’s Hong Kong Limited	Hong Kong
Brink’s (Shanghai) Finance Equipment Technology Services Co. Ltd. (75%)	China
Brink’s Diamond (Shanghai) Company Limited	China
Brink’s Jewellery Trading (Shanghai) Company Limited	China
Brink’s Security Transportation (Shanghai) Company Limited	China
Brink’s Global Services Korea Limited – Yunan Hoesa Brink’s Global (80%)	Korea
Brink’s Singapore Pte Ltd	Singapore
BVC Brink’s Diamond & Jewellery Services LLP (51%)	India
Brink’s Worldbridge Secure Logistics Co., Ltd. (60%)	Cambodia
Brinks (Southern Africa) (Proprietary) Limited	South Africa
Brinks Armoured Security Services (Proprietary) Limited	South Africa
Brinks Security (Pty) Ltd	South Africa
Brinks Si Valuable Logistics (SA) (Pty) Limited	South Africa
Brink’s e-Pago Tecnologia Ltda.	Brazil
Comercio Eletronico Facil Ltda	Brazil
Muitofacil Arrecadacao e Recebimento Ltda	Brazil
Redetrel – Rede Transacoes Eletronicas Ltda	Brazil

Company	Jurisdiction of Incorporation
ePago International Inc.	Panama
Brink’s ePago S.A. de C.V.	Mexico
Brink’s Global Services (BGS) Botswana (Proprietary) Limited	Botswana
Brink’s Macau Limited	Macau
Brink’s Trading (Taiwan) Co., Ltd.	Taiwan
Brink’s Vietnam Company Limited	Vietnam
Brink’s Philippines, Inc. (51%)	Philippines
Brink’s Taiwan Security Limited	Taiwan
Brink’s Security (Thailand) Limited (40%)	Thailand
Brink’s Global Technology Limited	Thailand
Brink’s Guvenlik Hizmetleri Anonim Sirketi	Turkey
Brink’s (UK) Limited	U.K.
Brink’s Limited	U.K.
Brink’s Limited Co. W.L.L.	Bahrain
Brink’s Security Limited	U.K.
Quarrycast Commercial Limited	U.K.
Brink’s Kuwait Holding (NL) B.V.	Netherlands
Al Mulla Security Services Company K.S.C.C. (49%)	Kuwait
Group 4 S Security Solutions Co. WLL (48.5%)	Kuwait
Brink’s Global Services, Ltd.	U.K.
Brink’s Cash Solutions Holding (UK) Limited	U.K.
Brink’s RO Minorities Holding (UK) Limited	U.K.
Brink’s DOM & MY Holding (UK) Limited	U.K.
Brink’s Cash Solutions (Dominican) S.A.	Dominican Republic
Brink’s Secure Solutions (Dominican) S.A.	Dominican Republic
Brink’s Support Services (MY) Sdn. Bhd.	Malaysia
G4S Group Holding (Asia) Limited	British Virgin Islands
Viva Powertech Sdn. Bhd.	Malaysia
Safeguards G4S Sdn Bhd (48.88%)	Malaysia
Securicor (Malaysia) Sdn Bhd (48.88%)	Malaysia
Safeguards G4S (Sabah) Sdn Bhd (48.88%)	Malaysia
Safeguards G4S (Sarawak) Sdn Bhd (48.88%)	Malaysia
Safeguards G4S Security Systems Sdn Bhd (48.88%)	Malaysia
Almo Systems Sdn Bhd (48.88%)	Malaysia
Group 4 Falck CMS Sdn Bhd (48.88%)	Malaysia
Gwenkens Security Services Sdn Bhd (43.99%)	Malaysia
Safeguards G4S Academy Sdn Bhd (43.99%)	Malaysia
Gwenkens Central Monitoring Sdn Bhd (43.99%)	Malaysia

Company	Jurisdiction of Incorporation
Brink’s Valuables Transportation (Macau) Limited (owned 98.12% Brink’s Security International, Inc. and 1.88% BI)	Macau
BAX Holding Company	Virginia
Brink’s Administrative Services Inc.	Delaware
Pittston Minerals Group Inc.	Virginia
Pittston Coal Company	Delaware
Heartland Coal Company	Delaware
Maxxim Rebuild Company, Inc.	Delaware
Pittston Forest Products, Inc.	Virginia
Addington, Inc.	Kentucky
Appalachian Mining, Inc.	West Virginia
Molloy Mining, Inc.	West Virginia
Vandalia Resources, Inc.	West Virginia
Pittston Coal Management Company	Virginia
Pittston Coal Terminal Corporation	Virginia
Pyxis Resources Company	Virginia
HICA Corporation	Kentucky
Holston Mining, Inc.	West Virginia
Motivation Coal Company	Virginia
Paramont Coal Corporation	Delaware
Sheridan-Wyoming Coal Company, Incorporated	Delaware
Thames Development Ltd.	Virginia
Buffalo Mining Company	West Virginia
Clinchfield Coal Company	Virginia
Dante Coal Company	Virginia
Eastern Coal Corporation	West Virginia
Elkay Mining Company	West Virginia
Jewell Ridge Coal Corporation	Virginia
Kentland-Elkhorn Coal Corporation	Kentucky
Meadow River Coal Company	Kentucky
Pittston Coal Group, Inc.	Virginia
Sea “B” Mining Company	Virginia
Ranger Fuel Corporation	West Virginia
Pittston Mineral Ventures Company	Delaware
PMV Gold Company	Delaware
Pittston Mineral Ventures International Ltd.	Delaware